UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2012

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Urologix, Inc. (the “Company”) hereby furnishes as Exhibit 99.1, a press release issued on April 26, 2012, disclosing material non-public information regarding its results of operations for the third fiscal quarter of fiscal year 2012 ended March 31, 2012.

The Company also hereby furnishes as Exhibit 99.2 statements by Stryker Warren, Jr., its Chief Executive Officer, and Gregory J. Fluet, its Chief Operating Officer, during the question-and-answer portion of a telephone conference held on April 26, 2012 relating to the third quarter ended March 31, 2012 results. Exhibit 99.2 also reflects clarification of certain responses by Mr. Warren to a question posed during the question-and-answer portion.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Urologix, Inc. on April 26, 2012.
99.2	Statements of Stryker Warren, Jr., Chief Executive Officer, and Gregory J. Fluet, Chief Operating Officer, during a telephone conference held on April 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Brian J. Smrdel
Brian J. Smrdel
Chief Financial Officer

Date: April 27, 2012